Exhibit 99.1

IEH CORPORATION ANNOUNCES $5.1M ORDER IN SUPPORT OF PATRIOT MISSILE PROGRAM

BROOKLYN, N.Y., March 24, 2026 – IEH Corporation (OTCQX: IEHC) announced today that it has received a $5.1 million order for its Hyperboloid connectors in support of the Patriot Missile system.

Dave Offerman, President and CEO of IEH Corporation commented, “This order – our largest in decades - reflects the extraordinary demand for the high-performance Hyperboloid connectors we supply to our nation’s critical missile and air defense systems. Recent events have highlighted the urgent need for these programs, and the accelerated schedule for their delivery and deployment. These programs rely on IEH’s signature Hyperboloid connectors to ensure the highest reliability under the harshest conditions.

Our order backlog had already reached an all-time high before this award. With a strong pipeline and expedited delivery requirements, we expect these levels of production to continue, as the U.S. prioritizes defense readiness and equipment replenishment. As we have throughout our long history, IEH stands ready today and in the future to support our nation’s defense and that of our valued allies.”

About IEH Corporation

For 85 years and 4 generations of family-run management, IEH Corporation has designed, developed, and manufactured printed circuit board (PCB) connectors, custom interconnects and contacts for high performance applications. With its signature Hyperboloid technology, IEH supplies the most durable, reliable connectors for the most demanding environments. The Company markets primarily to companies in defense, aerospace, space and industrial applications, in the United States, Canada, Europe, Southeast and Central Asia and the Mideast. The Company was founded in 1941 and is headquartered in Brooklyn, New York.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Certain statements contained in this press release, and in related comments by the Company’s management, include “forward-looking statements.” All statements, other than statements of historical facts, including, without limitation, statements or expectations regarding our financial condition, statements or expectations regarding our revenues, cash and backlog, expectations regarding future cash requirements, revenue and revenue recovery, including for fiscal year 2026 and beyond are forward-looking statements. These statements often include words such as “believe,” “expect,” “estimate,” “plan,” “will,” “may,” “would,” “should,” “could,” or similar expressions, although not all forward-looking statements contain such identifying words. These statements are based on certain assumptions that the Company has made on its current expectations and projections about future events. The Company believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and you should not place undue reliance on any forward-looking statements. The Company’s actual performance or results could differ materially from those expressed in the forward-looking statements due to a variety of important factors, both positive and negative, as they will depend on many factors about which we are unsure, including many factors beyond our control. Among other items, such factors could include: our ability to reduce costs or increase revenue; changes in the macroeconomic environment or in the finances of our customers; changes in accounting principles, or their application or interpretation, and our ability to make accurate estimates and the assumptions underlying the estimates; our ability to attract and retain key employees and key resources; and other risk factors discussed from time to time in our filings with the SEC, including those factors discussed under the caption “Risk Factors” in our most recent annual report on Form 10-K, filed with the SEC on June 12, 2025, and in subsequent reports filed with or furnished to the SEC. Additional information concerning these and other factors can be found in our filings with the SEC. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. Except as may be required by applicable law, we do not undertake or intend to update or revise our forward-looking statements, and we assume no obligation to update any forward-looking statements contained in this press release as a result of new information or future events or developments. Thus, you should not assume that our silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements. You should carefully review and consider the various disclosures we make in our filings with the SEC that attempt to advise interested parties of the risks, uncertainties and other factors that may affect our business.

For additional information, please visit our Investor Relations page https://www.iehcorp.com/about/investors or contact:

Dave Offerman

IEH Corporation

dave@iehcorp.com

718-492-4448